UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2008

Alabama Aircraft Industies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13829	84-0985295
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (205) 592-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 3, 2008, Alabama Aircraft Industries, Inc. – Birmingham (formerly Pemco Aeroplex, Inc.), the Birmingham, Alabama subsidiary of Alabama Aircraft Industries, Inc. (the “Company”), received notice that it was not selected as recipient of the new KC-135 Programmed Depot Maintenance (“PDM”) contract from the United States Air Force (the “Air Force”) which was reconsidered after the Government Accountability Office (“GAO”) upheld a portion of the Company’s protest on December 27, 2007. The Company is scheduled to receive a debriefing from the Air Force on March 7, 2008. Following the debriefing, the Company will consider all available options including filing a protest of the new PDM contract award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2008	ALABAMA AIRCRAFT INDUSTRIES, INC.

	By:	/s/ Randall C. Shealy
	Name:	Randall C. Shealy
	Title:	Sr. Vice President and Chief Financial Officer